EX-99.23(d)(14)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                            JNLNY VARIABLE FUND I LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNLNY Variable Fund I LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

     WHEREAS, new funds have been added.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 4, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 4, 2004, attached hereto.

     3. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 4th day of October, 2004.

                             JNLNY VARIABLE FUND I LLC


                             By:
                                  ---------------------------------------
                             Name:    ROBERT A. FRITTS
                                    ----------------------------
                             Title:            PRESIDENT
                                     ------------------------------------

                             JACKSON NATIONAL ASSET
                             MANAGEMENT, LLC


                             By:
                                  ---------------------------------------
                             Name:    MARK D. NERUD
                                    ----------------------------
                             Title:            CHIEF FINANCIAL OFFICER
                                     ------------------------------------

                                   SCHEDULE A
                              Dated October 4, 2004
                                     (Fund)

                 JNL/Mellon Capital Management The DowSM 10 Fund JNL/Mellon Capital Management The S&P(R) 10 Fund JNL/Mellon Capital Management Global 15 Fund JNL/Mellon Capital Management 25 Fund
                 JNL/Mellon Capital Management Select Small-Cap Fund JNL/Mellon Capital Management Nasdaq(R) 15 Fund JNL/Mellon Capital Management Value Line(R) 25 Fund

                                   SCHEDULE B
                              Dated October 4, 2004
                                 (Compensation)

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%